SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VOYA FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Voya Strategic income opportunities FUnd

(A series of Voya Funds Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 2, 2016

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Voya Strategic Income Opportunities Fund (the “Fund”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund. The Special Meeting is scheduled for 1:00 p.m., Local time, on June 2, 2016, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Fund will be asked to approve a modification to the industry classifications used to implement the Fund’s fundamental investment restriction governing concentration. Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than June 1, 2016.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

Voya strategic income opportunities Fund

(A series of Voya Funds Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for June 2, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Voya Strategic Income Opportunities Fund (the “Fund”) is scheduled for 1:00 p.m., Local time on June 2, 2016 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

1.	To approve a modification to the industry classifications used to implement the Fund’s fundamental investment restriction governing concentration (the “Proposal”); and

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on March 28 , 2016 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than June 1, 2016, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

May 2, 2016

PROXY STATEMENT

May 2, 2016

Voya Strategic Income opportunities fund

(A series of Voya Funds Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

Scheduled for June 2, 2016

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 2, 2016
This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/voya

Introduction

What is happening?

As discussed below in Proposal One, shareholders will be asked to vote to approve modifying the Fund’s industry classifications to clarify, for purposes of testing the Fund’s compliance with the Fund’s fundamental investment policy governing concentration, that agency mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations, or any asset-backed securities (collectively, “Asset-Backed Securities”) do not represent interests in any particular industry or group of industries.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for the Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on March 28 , 2016 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., Local time on June 1, 2016.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 2, 2016, at 1:00 p.m., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.voyainvestments.com/literature or by contacting the Fund at:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who is the adviser to the Fund?

Voya Investments, LLC (the “Adviser” or “Voya Investments”), an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2015, Voya Investments managed approximately $50.4 billion in assets.

Who is the sub-adviser to the Fund?

Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”) serves as the sub-adviser to the Fund. Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2015, Voya IM managed approximately $81.7 billion in assets.

Who is the distributor for the Fund?

Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor for the Fund. The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser and Voya IM.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Proposal One – approval of a modification to the industry classifications

What is Proposal One?

The Investment Company Act of 1940, as amended (the “1940 Act”) requires a mutual fund to establish and disclose a fundamental investment policy regarding whether the mutual fund will concentrate its investments in a particular industry or group of industries. Under the 1940 Act, a “fundamental” investment policy is a policy that cannot be changed without the approval of a majority of the outstanding voting securities of the mutual fund. The Fund’s current fundamental investment policy on concentration (the “concentration policy”) generally restricts the Fund from purchasing any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry.

The 1940 Act does not define “industry” for purposes of the concentration policy, but the Staff of the SEC (the “SEC Staff”) has provided guidance that a fund may use any industry classifications that are reasonable and not so broad that the primary economic characteristics in a single class are materially different. Currently, the Fund states that for purposes of the concentration policy, the industry classifications are determined in accordance with Barclays industry classifications. Barclays industry classifications are a widely used industry classification system provided by Barclays PLC. Barclays PLC is not affiliated with the Fund or the Adviser.

At the Special Meeting, shareholders will be asked to vote to approve modifying the Fund’s industry classifications to clarify, for purposes of testing the Fund’s compliance with the concentration policy, that agency mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations, or any asset-backed securities (collectively, “Asset-Backed Securities”) do not represent interests in any particular industry or group of industries. If shareholders approve Proposal one, the Fund will continue to use Barclays industry classification to test its compliance with the concentration policy, except that Asset-Backed Securities will be excluded for purposes of this testing.

What is the proposed change to the industry classifications?

The Fund’s current fundamental investment policy regarding concentration is contained in Fundamental Investment Restriction No. 1, which states that the Fund may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Fund describes the industry classifications used to implement this policy as follows:

With respect to the Fund’s concentration policy, industry classifications are in accordance with Barclays industry classifications. The Fund’s Adviser or Sub-Adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

If approved by the shareholders, the Fund’s investment policy regarding concentration will not change, but for purposes of testing the Fund’s compliance with the concentration policy, investments in Asset-Backed Securities will not be considered to represent interests in a particular industry or group of industries and the related disclosure will change in the manner marked below to state:

With respect to the Fund’s concentration policy, industry classifications are in accordance with Barclays industry classifications. The Fund’s Adviser or Sub-Adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place. The Fund takes the position, with respect to concentration in any particular industry or group of industries under Fundamental Investment Restriction No. 1 above, that agency mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations, or any asset-backed securities do not represent interests in any particular industry or group of industries and Fundamental Investment Restriction No. 1 above is not a limitation on the ability of the Fund to purchase any such securities in any amount.

Why is the Fund seeking shareholder approval?

As mentioned above, the 1940 Act requires a fund to designate as fundamental, its investment policy with respect to whether a fund concentrates in a particular industry or group of industries. The Fund’s current fundamental investment policy on concentration specifies that the Fund will not concentrate

(i.e., it will not purchase any securities that will cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities on the same industry).

The Adviser does not believe that the proposed modification constitutes a change to the Fund’s fundamental investment policy on concentration. However, the Staff of the SEC has taken the position that changes in the industry classifications used to implement a fund’s concentration policy may constitute a change in the fundamental investment policy, which requires shareholder approval, to the extent such changes do not simply clarify an otherwise vague definition. Therefore, the Fund is seeking shareholder approval for the proposed modification.

Why is a modification to the industry classifications proposed?

Under Barclays industry classifications, certain Asset-Backed Securities may be considered a single industry. However, the Adviser believes that given the different economic risk characteristics of Asset-Backed Securities, these types of securities should not be considered part of any industry.

Pursuant to guidance provided by the SEC Staff, an industry should not be comprised of companies whose primary economic characteristics are materially different. In the Adviser’s view, the primary economic characteristics of Asset-Backed Securities are materially different because they depend on the underlying assets of the Asset-Backed Security. These underlying assets may be comprised of debt from borrowers that have substantially different economic characteristics or may combine the securities of issuers from a variety of industries or sectors (such as mining or automobiles). Given that Asset-Backed Securities do not share primary economic characteristics, the Adviser believes it is appropriate to exclude Asset-Backed Securities from the definition of any particular industry or group of industries used to implement the Fund’s concentration policy.

Will this impact the Fund’s principal investment strategy?

No. The Fund’s principal investment strategy currently permits the Fund to invest in Asset-Backed Securities. However, the Fund’s fundamental investment policy governing concentration as implemented using the Barclays industry classifications prohibits the Fund from purchasing certain Asset-Backed Securities if such purchase would cause 25% or more of the value of its total assets at the time of purchase to be invested in such securities. If Proposal One is approved by shareholders, the Fund’s purchase of Asset-Backed Securities would not be limited by this concentration policy.

What is the recommendation of the Board?

Based on the recommendation of the Adviser and a review of information the Board considered relevant, the Board, including a majority of the Independent Trustees present at its March 18, 2016 meeting, approved the proposed modification to the industry classifications used to implement the Fund’s fundamental investment policy governing concentration and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that shareholders vote “FOR” the proposed modification, as discussed in this Proxy Statement.

What is the required vote?

Approval of Proposal One by shareholders requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. All shareholders of all classes of shares of the Fund will vote together as a single class on Proposal One.

What happens if shareholders do not approve Proposal One?

If shareholders do not approve Proposal One, the Fund will continue to operate subject to the current industry classifications, and the Board will determine what action, if any, should be taken.

General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Fund’s shareholders.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement, and the Proxy Ballot on or about May 2, 2016. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Voya Funds Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of one-third of the outstanding share entitled to vote, in person or represented by proxy, shall constitute a quorum.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the

Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of Voya Funds Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal. For this reason, with respect to a proposal requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

How many shares are outstanding?

As of March 25, 2016, the following number of shares of beneficial interest were outstanding:

Class	Shares Outstanding
Class A	147,999.021
Class C	38,635.625
Class I	601,500.756
Class R	333,930.668
Class R6	10,972,669.214
Class W	5,473.844
Total	12,100,209.128

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of March 28 , 2016, no current Trustee owns 1% or more of the outstanding shares of any class of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund.

Appendix A hereto lists the persons that, as of March 28 , 2016 owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund.

Can shareholders submit proposals for a future shareholder meeting?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

May 2, 2016

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Appendix A: Security Ownership of Certain Beneficial and Record Owners

The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund’s outstanding shares as of March 28, 2016.

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percent of Fund
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	66.7% Class A; 21.8% Class C; 19.7% Class W; Beneficial	0.9%
BB&T Securities IRA C/F Joseph N Bower 205 Washington Lane Fort Washington, PA 19034-1419	6.1% Class A; Beneficial	0.10%
LPL Financial Omnibus Customer Account Attn: Lindsay OToole 4707 Executive Drive San Diego, CA 92121	12.2% Class A; Beneficial	0.2%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	30.1% Class C; 7.9% Class I; Beneficial	0.0%
Cristen Powell TOD Carrie Hartley TOD Courtney Hartman Subject To STA TOD Rules 3530 Meade Ave Unit B San Diego, CA 92116-0000	5.9% Class C; Beneficial	0.0%
Chad Fincher TOD Valerie Fincher Subject to STA TOD Rules 5089 Heatherglen Dr Highlands Rach, CO 80130-8966	12.1% Class C; Beneficial	0.0%
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th FL New York, NY 10169	91.4% Class I; 6.0% Class W; Beneficial	4.6%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	99.1% Class R; Beneficial	2.7%
Voya Custom Investments, LLC 1 Orange Way Windsor, CT 06095-4773	100 % Class R6; Beneficial	90.7%
American Enterprise Inv Svcs A/C 2686-8525 707 2nd Avenue South Minneapolis, MN 55402	74.3% Class W; Beneficial	0.0%

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Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: 3 EASY WAYS TO VOTE YOUR PROXY VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions. VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions. VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided. If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2016. E08082-S44355 ! ! ! 7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034 For Against Abstain 1. To approve a modification to the industry classifications used to implement the Fund's fundamental investment restriction governing concentration; and 2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL: Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

E08083-S44355 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on June 2, 2016. The Proxy Statement/Prospectus for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES T he undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034, on June 2, 2016, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof. This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal. PLEASE SIGN AND DATE ON THE REVERSE SIDE.